UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

THE CYBER GROUP NETWORK CORPORATION
-----------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

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[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT
OF
THE CYBER GROUP NETWORK CORPORATION
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South
Gaoxin District, Xian Province, People’s Republic of China

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about January ___, 2006 to the holders of record as of the close of business on December 19, 2005 of the common and preferred stock of The Cyber Group Network Corporation (the “Company”).

The Board of Directors of the Company has approved, and a total of four (4) stockholders, two (2) of which own a majority of the current issued and outstanding shares of the Company’s common stock and two Series B Convertible Preferred Stock (“Series B Preferred) (2) shareholders who own 42,636,871 or the majority of the 48,000,000 issued and outstanding shares of Series B Preferred shares that are entitled to vote on these actions as of December 19, 2005, have consented in writing to the actions described below. The shares of the Company’s capital stock entitled to vote on these actions are hereinafter referred to as the “Voting Shares.” Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the Nevada General Corporation Law and THE CYBER GROUP’s By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of THE CYBER GROUP for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL

THE CYBER GROUP will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of THE CYBER GROUP’s common stock.

THE CYBER GROUP will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

The Cyber Group Network Corporation
c/o Mr. Steve Zhu
AllBright Law Offices
Citigroup Tower, 14th Floor
No. 33, Hua Yuan Shi Qiao Road
Shanghai, China 200120

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to THE CYBER GROUP’s Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. THE CYBER GROUP’s Articles of Incorporation does not authorize cumulative voting. As of the record date, there were 500,000,000 issued and outstanding shares of common stock (“Common Stock”) and 48,000,000 Shares of Series B Convertible Preferred stock (“Series B Preferred”). Pursuant to NRS 78.320 of the Nevada General Corporation Act, four (4) consenting stockholders voted in favor of the actions described herein in a joint written consent, dated December 19, 2005, attached hereto as Exhibit 1. Two of the consenting stockholders are the record and beneficial owners of a total of 305,943,108 or the majority shares of current issued and outstanding shares of Common Stock. The two other consenting stockholders are the record and beneficial owner of a total of 42,636,871 shares or a majority of the issued and outstanding Series B Preferred Stock. Per the Certificate of Designation (the “Certificate”) which designated the rights afforded to holders of the Company’s Series B Preferred shares, Series B Preferred stockholders are entitled to vote with respect to any and all matters presented to the stockholders of the Company for their action or consideration, and the Series B Preferred Shares are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred are to be converted. The Certificate specifies that the 48,000,000 Series B Preferred shares must be converted so that it equals 89.5% of the total issued and outstanding shares of the Company’s common stock at the time of conversion. The two consenting Series B Preferred stockholders hold a total of 42,636,871 or 88.83% of the Series B Preferred Shares. A total of 26,817,600 or 55.87% of the 48,000,000 issued and outstanding Series B Preferred Shares are required to pass any stockholder resolutions. Thus, the two consenting Series B Preferred stockholders hold a sufficient number of Series B Preferred shares and, in fact, have voted in favor of the actions described herein and in the joint written consent (Exhibit 1). No consideration was paid for the consents. The consenting stockholder’s names, affiliations with THE CYBER GROUP, and their beneficial holdings are summarized follows:

SERIES B PREFERRED STOCKHOLDERS:	Affiliation	Number of Shares	Percentage of Class
Upform Group Limited (2)	Series B Convertible Preferred Stockholder	22,627,192	47.14%
Clever Mind International Limited (3)	Series B Convertible Preferred Stockholder	20,009,679	41.69%
Total		42,636,871	88.83%

COMMON STOCKHOLDERS:	Affiliation	Number of Shares	Percentage of Class
R. Scott Cramer	Stockholder (Common Stock) and Director	231,144,289	46%
Steve Lowe	Stockholder (Common Stock) and Director	74,798,819	15%
Total		305,943,108	61%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS’ RIGHT OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 19, 2005 with respect to the beneficial ownership of the outstanding shares of Company’s capital stock by (i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors who will take office as of the effective date of the Share Exchange; and (iii) all the aforementioned officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of December 19, 2005 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 500,000,000 common shares issued and outstanding on a fully diluted basis and 48,000,000 Series B Preferred shares issued and outstanding, as of December 19, 2005.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Series “B” Convertible Preferred Stock	Upform Group Limited (3)	22,627,192	47.14%
Series “B” Convertible Preferred Stock	Clever Mind International Limited (4)	20,009,679	41.69%
Series “B” Convertible Preferred Stock	Weibing Lu, Director and Chief Executive Officer (3)	22,627,192	47.14%
Series “B” Convertible Preferred Stock	Wei Wen, Director (4)	20,009,679	41.69%
Series “B” Convertible Preferred Stock	Xinya Zhang, Director (3)	22,627,192	47.14%
Common Stock	Erna Gao, Director and Chief Financial Officer	0	0%
Common Stock	R. Scott Cramer, Director (5)	231,144,289 (5)	46%
Common Stock	Steve Lowe, Director (6)	74,798,819 (6)	15%
	All officers and directors as a group (6 persons) - Ownership of Series B Convertible Preferred Stock	42,636,871	88.83%
	All officers and directors as a group (6 persons) - Ownership of Common Stock	305,943,108	61%

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian Province, PRC.

(2)	The number of outstanding shares of common stock of Skystar is based upon 500,000,000 shares. The number of outstanding shares of Series B Convertible Preferred Stock is based upon 48,000,000 shares.

(3)
Upform Group Limited’s address is Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands. Weibing Lu is and Xinya Zhang are directors of the Upform Group. Weibing Lu is the majority shareholder and the Chairman of the Board of Directors of Upform Group Limited, which in turn is the record owner of 22,627,192 shares of the Company’s Series “B” Convertible Preferred Stock (“Series B Preferred Stock”). For description of the Series B Preferred Stock’s conversion and voting rights, see section titled “Description of Securities” below. Weibing Lu indirectly owns 22,627,192 through his majority ownership of Upform Group. Because Xinya Zhang is a director of Upform Group, she might be deemed to have or share investment control over Upform Group's portfolio.

(4)
Clever Mind International Limited’s (“Clever Mind”) address is: Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands. Wei Wen is Chairman of the Board of Directors of Clever Mind and owns approximately 2.3% of the issued and outstanding shares of Clever Mind. Clever Mind owns 20,009,679 shares of the Company's Series B Convertible Preferred Stock (“Series B Preferred Stock”) as a result of the Share Exchange Transaction. See Item 2.01, "Description of Business.” Because Mr. Wen is a director and shareholder of Clever Mind, he might be deemed to have or share investment control over Clever Mind's portfolio.

(5)	R. Scott Cramer’s address is: 1012 Lewis Dr., Winter Park, FL 32789.

(6)	Steve Lowe’s address is: 1012 Lewis Dr., Winter Park, FL 32789.

CHANGE IN CONTROL

None

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous recommendation of THE CYBER GROUP’s Board of Directors (the “Board”) and the written consent of the consenting stockholder:

ACTION 1
REVERSE STOCK SPLIT

MATERIAL TERMS OF THE REVERSE SPLIT

The Board has unanimously adopted and the consenting stockholders have approved a resolution, attached as Exhibit A hereto, to effect a one-for-three hundred ninety seven (1:397) reverse stock split of the Common Stock of THE CYBER GROUP (the "Reverse Split"). The Board and the consenting stockholders believe that the Reverse Split is in the best interest of the Company and its shareholders because the Company believes the Reverse Stock Split will maximize stockholder value. Management believes that the reverse split is in THE CYBER GROUP's best interest in that it may increase the trading price of its the common stock. An increase in the price of the common stock could, in turn, generate greater investor interest in THE CYBER GROUP, thereby enhancing the marketability of THE CYBER GROUP'S common stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company's common shares.

The immediate effect of the Reverse Split would be to reduce the total number of shares of THE CYBER GROUP common stock from 500,000,000 to approximately 1,259,446 presently issued and outstanding. However, the Reverse Split will affect all of the holders of all classes of THE CYBER GROUP's common stock uniformly and will not affect any stockholder's percentage ownership interest in THE CYBER GROUP or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.

The Reverse Split is expected to become effective on or about January __, 2006 (the "Effective Date"). The Reverse Split will take place on the Effective Date without any action on the part of the holders of all classes of THE CYBER GROUP's common stock and without regard to current certificates representing shares of all classes of THE CYBER GROUP common stock being physically surrendered for certificates representing the number of shares of all classes of THE CYBER GROUP common stock each stockholder is entitled to receive as a result of the Reverse Split. New certificates of THE CYBER GROUP common stock will not be issued.

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded to the next whole share.

We do not have any provisions in our Articles of Incorporation, Bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders. There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder as a result of the Reverse Split; provided, however, any whole shares received in lieu of fractional shares may result in a taxable gain or loss. The aggregate tax basis of the shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the Reverse Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Split. THE CYBER GROUP's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

The Reverse Split will be implemented by filing a Certificate of Change with the Secretary of State of the State of Nevada, a form of which is attached as Exhibit A to the resolution set forth as Exhibit 1. Under Federal securities laws, THE CYBER GROUP cannot file the Certificate of Change until at least 20 days after the mailing of this Information Statement.

ACTION II
AMENDMENT TO THE ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED SHARES

The Board and the consenting stockholders have also adopted and approved an amendment to decrease the number of its authorized shares of Common Stock from 500,000,000 to 50,000,000 shares (the “Authorized Share Amendment”) after the 1 for 397 Reverse Split discussed in Action I above. The amendment was adopted to be consistent with the Reverse Split. The par value of each such share of common stock shall be $0.001 per share. The text of the resolutions approving the amendment is attached hereto as Exhibit 1.

The Authorized Share Amendment will be implemented by filing an Certificate of Amendment with the Secretary of State of the State of Nevada, a form of which is attached as Exhibit B to the resolution set forth as Exhibit A. Under federal securities laws, THE CYBER GROUP cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

As of the record date, the authorized number of shares of THE CYBER GROUP’s Common Stock is 500,000,000, of which 500,000,000 shares are outstanding. The reduction in authorized shares will not be directly proportional to the reverse stock split. If the number of authorized shares were to be reduced by the same 1 for 397 ratio as the reverse stock split, we would be left with no authorized shares of common stock because all of the 500,000,000 of authorized shares are also currently issued and outstanding. Thus if the number of authorized shares were reduced at the same 1 for 397 ratio, there would 1,259,446 authorized shares of common stock and 1,259,446 shares of issued and outstanding common stock. Instead, the Board has determined to reduce the number of authorized shares from 500,000,000 to 50,000,000, or a ratio of 1 for 10. The Board believes that additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of Common Stock. If we are authorized to issue 50,000,000 shares of Common Stock, then we will be able to issue approximately an additional 48,740,554 shares of Common Stock after the Reverse Split, which will result in the current 500,000,000 issued and outstanding shares common stock to be converted into 1,258,446 shares.

We have no current plans to issue any of the additional authorized but unissued shares of Common Stock that will become available as a result of the filing of the Authorized Share Amendment other than the issuance of common stock to convert the 48,000,000 issued and outstanding shares Series B Preferred Shares into common stock. Per the conversion rights set forth in the Certificate of Designation for the Series B Preferred shares, as soon as an amendment to the Company’s Articles of Incorporation is filed that creates sufficient authorized shares of common stock to permit full conversion of all 48,000,000 Series B Preferred Shares, then all of the Series B Preferred Shares will be automatically converted into common stock so that all 48,000,000 Series B Preferred Shares equals 89.5% of the total issued and outstanding common stock. Thus, after the Reverse Split, the total number of issued and outstanding shares, which will be 1,259,446, will represent 10.5% of the total issued and outstanding common stock. Since the Series B Preferred shares must equal 89.5% of the total and issued and outstanding shares of common stock, the Series B Preferred shares must be converted into 10,735,276 shares of common stock. Thus, after the Reverse Split, the Authorized Share Amendment, and the issuance of stock to convert all of the Series B Preferred Shares, there will be 11,994,722 issued and outstanding shares of common stock and there will still be 38,005,278 shares remaining authorized shares of common stock available.

After the Reverse Split, the Authorized Share Amendment and the conversion of the Series B Preferred Shares, the Board and the consenting stockholders believe that additional authorized shares of Common Stock available can be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of THE CYBER GROUP in effect on the date of this Information Statement, THE CYBER GROUP stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of THE CYBER GROUP or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving THE CYBER GROUP.

Following the Reverse Stock Split and the Authorized Share Amendment, the number of shares of THE CYBER GROUP’s common stock will be as follows (subject to slight adjustment for rounding of fractional shares):

	Common Stock Outstanding	Authorized Common Stock
Pre Reverse Split	500,000,000	500,000,000

1 for 397 Reverse Split and Authorized Shares Amendment	1,259,446	50,000,000

After Conversion of 48,000,000 shares of Series B Convertible Preferred Stock (1)	11,994,722	50,000,000

(1) The 48,000,000 issued and outstanding shares of Series B Convertible Preferred Stock will convert into 10,735,276 shares of the Company’s common stock.

ACTION 3
AMENDMENT TO THE ARTICLES OF INCORPORATION TO
CHANGE THE NAME

The Board and the consenting stockholders unanimously adopted and approved an amendment to THE CYBER GROUP’s Articles of Incorporation to change THE CYBER GROUP’s name to Skystar Bio-Pharmaceutical Company.

The amendment will be referred to in this Information Statement as the “Amendment.” The text of the Amendment is attached to this Information Statement as Exhibit B to Exhibit 1 and the text of the resolutions approving the name change are attached to this Information Statement as Exhibit 1. The Amendment will become effective once it is filed with the Secretary of State of Nevada. Under federal securities laws, THE CYBER GROUP cannot file the Amendment until at least 20 days after mailing this Information Statement to our stockholders.

The Board and the consenting stockholders believe that the Name Change is in THE CYBER GROUP’s best interest because it better reflects its current operations and business strategy. Upon filing the Amendment, THE CYBER GROUP’s name will change to Skystar Bio-Pharmaceutical Company.

EXHIBIT 1

AUTHORIZED SHARE AMENDMENT

JOINT WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
AND
MAJORITY STOCKHOLDERS
OF
THE CYBER GROUP NETWORK CORPORATION
a Nevada Corporation

The undersigned, being all of the members of the Board of Directors and the holder of at least a majority of the outstanding capital stock of The Cyber Group Network Corporation, a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by Sections 78.207, 78.385, 78.390, 78.315 and 78.320 of the Nevada General Corporation Law, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of December 19, 2005:

AMENDMENT TO ARTICLES OF INCORPORATION
(1 FOR 397 REVERSE STOCK SPLIT & DECREASE OF
AUTHORIZED COMMON SHARES)

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding shares of the Corporation, that it is in the best interests of the Corporation and its stockholders that: each three hundred and ninety seven (397) issued and outstanding shares of common stock of the Corporation (“Common Stock”) be changed and converted into one (1) share of Common Stock (the “Reverse Stock Split”); and (ii) the authorized shares of capital stock of the Corporation be decreased to 100,000,000 shares, the authorized shares of common stock of the Corporation to be decreased to 50,000,000 shares and the authorized shares of preferred stock of the Corporation shall remain the same at 50,000,000 shares (“Authorized Shares Amendment”), as set forth in the Certificate of Change Pursuant to NRS 78.209 attached hereto as Exhibit “A” (the “Certificate of Change”);

WHEREAS, the Board has approved in advance that this action may be taken by written consent of the stockholders in lieu of a special meeting of the stockholders;

WHEREAS, subject to and in compliance with Rule 10b-17 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it is deemed to be in the best interests of the Corporation and its stockholders that a record date of on or about January ___, 2006 (the “Record Date”) be set for the Reverse Stock Split and the Authorized Shares Amendment;

NOW, THEREFORE, BE IT RESOLVED, that, subject to and in compliance with the Exchange Act, the Corporation shall file the Certificate of Change and each three hundred and ninety seven (397) issued and outstanding shares of the Corporation’s Common Stock be changed and converted into one (1) share of Common Stock on and as of the Record Date and the authorized shares of capital stock of the Corporation shall be decreased to 100,000,000 shares, the authorized shares of common Stock of the Corporation shall be decreased to 50,000,000 shares and the authorized shares of Preferred Stock of the Corporation shall remain 50,000,000 shares;

RESOLVED FURTHER, that no fractional shares will be issued in connection with the Reverse Stock Split and that any fractional share that would have resulted because of the Reverse Stock Split will be rounded to the next whole share.

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that, subject to the foregoing, the Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to direct the Corporation’s transfer agent to record the appropriate number of shares held by each stockholder after giving effect to the Reverse Stock Split, and, if requested, to issue replacement stock certificates to each such requesting stockholder representing the number of shares to which each such stockholder is entitled after giving effect to the Reverse Stock Split;

RESOLVED FURTHER, that the Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

AMENDMENT TO ARTICLES OF INCORPORATION
(NAME CHANGE)

WHEREAS, it is proposed that the Corporation amend its Articles of Incorporation to change the name of the Corporation to “Skystar Bio-Pharmaceutical Company;”

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation of the Corporation be amended as set forth in the Certificate of Amendment (attached as Exhibit “B” hereto);

RESOLVED FURTHER, that the Certificate of Amendment be, and hereby is, approved and adopted in all material respects;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

MAJORITY STOCKHOLDERS:
UPFORM GROUP LIMITED

/s/ Weibing Lu
____________________________
By: Weibing Lu
Its: Chairman
Shares: 22,627,192 Shares of Series B
Convertible Preferred Stock
Date: December 19, 2005
DIRECTORS: /s/ R. Scott Cramer ____________________________ R. Scott Cramer Date: December 19, 2005 /s/ Steve Lowe ____________________________ Steve Lowe Date: December 19, 2005
CLEVER MIND INTERNATIONAL LIMITED /s/ Wei Wen ____________________________ By: Wei Wen Its: Chairman Shares: 20,009,679 Shares of Series B Convertible Preferred Stock Date: December 19, 2005
/s/ R. Scott Cramer ____________________________ R. Scott Cramer Shares: 231,144,289 of Common Stock Date: December 19, 2005
/s/ Steve Lowe ____________________________ Steve Lowe Shares: 74,798,819 of Common Stock Date: December 19, 2005

EXHIBIT A

CERTIFICATE OF CHANGE PURSUANT TO NRS 78.209
FOR NEVADA PROFIT CORPORATIONS

1. Name of corporation: THE CYBER GROUP NETWORK CORPORATION.

2. The board of directors has adopted a resolution pursuant to NRS 78.207 and has obtained the required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 550,000,000 shares of capital stock of which 500,000,000 shares shall be common stock, $0.001 par value and 50,000,000 shares shall be preferred stock, $0.001 par value.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 100,000,000 shares of capital stock of which 50,000,000 shares shall be common stock, $0.001 par value and 50,000,000 shares shall be preferred stock, $0.001 par value.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: 1/397 (397 for 1).

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: Fractional shares will be rounded up to the nearest whole share. The percentage of outstanding shares that will be affected thereby is 45.45%.

7. Effective date of filing (optional): ______________________________________

8. Officer Signature: ___________________________________________________
               Signature             Title

EXHIBIT B

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation: THE CYBER GROUP NETWORK CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 1 is hereby deleted in its entirety and the following ARTICLE 1 is substituted in lieu thereof:

“The name of the company shall be Skystar Bio-Pharmaceutical Company.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 85.92%

4. Effective date of filing (optional): ____________________

5. Officer Signature (required): ________________________